Inventories	12 Months Ended
Dec. 31, 2024
Inventory Disclosure [Abstract]
Inventories
7. Inventories:

	December 31,
	2024	2023
Purchased parts & materials	$37,055	$50,770
Work-in-progress	1,250	2,801
Finished goods	15,221	13,959
	$53,526	$67,530

During the year ended December 31, 2024, the Company recorded write-downs to net realizable value of $3,283 (year ended December 31, 2023 - $7,066) due to slow-moving and obsolete inventory. For the year ended December 31, 2024, inventory write-downs allocated to purchased parts & materials and finished goods were $2,272 and $1,011, respectively.

For the year ended December 31, 2023, the Company recognized a $4,461 inventory write-down as a result of an engine development contract which will not be commercialized. In addition, the Company recognized $2,605 of inventory write-downs allocated to purchased parts & materials, and finished goods inventory.

As part of the formation of Cespira on June 3, 2024, the Company transferred $13,649 of inventory.